Exhibit 99.1

Sight Sciences Announces Preliminary Unaudited Fourth Quarter and Full Year 2022 Financial Results

Company Also Announces CFO Transition

MENLO PARK, Calif.— January 9, 2023— Sight Sciences, Inc. (Nasdaq: SGHT) (“Sight Sciences” or the “Company”), an eyecare technology company focused on creating innovative solutions intended to transform care and improve patients’ lives, today announces several Company updates.

Preliminary Revenue Results

The Company is announcing preliminary unaudited financial results for the fourth quarter and year ended December 31, 2022.

Fourth quarter 2022 total revenue is expected to be in the range of $20.4 million to $20.6 million, an increase of 40% compared to the prior year period and a sequential increase of 10% compared to the third quarter of 2022 at the estimated midpoint.

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Surgical Glaucoma revenues are expected to be in the range of $18.7 million to $18.8 million, an increase of 35% compared to the prior year period and a sequential increase of 10% compared to the third quarter at the estimated midpoint.
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Dry Eye revenues are expected to be in the range of $1.7 million to $1.8 million, an increase of 130% compared to the prior year period and a sequential increase of 9% compared to the third quarter at the estimated midpoint.

Full year 2022 total revenue is expected to be in the range of $71.2 million to $71.4 million, an increase of 46% compared to the prior year at the estimated midpoint.

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Surgical Glaucoma revenues are expected to be in the range of $65.5 million to $65.6 million, an increase of 41% compared to the prior year at the estimated midpoint.
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Dry Eye revenues are expected to be in the range of $5.7 million to $5.8 million, an increase of 134% compared to the prior year at the estimated midpoint.

“We are pleased with the strong performance across our entire business in 2022,” said Paul Badawi, Founder and Chief Executive Officer of Sight Sciences. “Our progress this year reinforced that our OMNI® Surgical System, TearCare® System and now our SION™ Surgical Instrument are each category-leading and differentiated solutions with the potential to not only continue taking significant market share but also, and perhaps more importantly, expand very large markets in glaucoma and dry eye. Looking ahead to 2023, we believe that we are well positioned to drive sustained growth through increasing adoption and utilization of our Surgical Glaucoma and Dry Eye products.”

The Company’s fourth quarter and full year 2022 financial results are preliminary and subject to the completion of the Company’s 2022 audit. The Company expects to announce complete fourth quarter and full year 2022 financial results in March 2023.

CFO Transition

Jesse Selnick, the Company’s Chief Financial Officer and Treasurer, has stepped down to pursue another opportunity. The Company has initiated a search for a permanent successor with the assistance of an independent executive search firm. Jim Rodberg, Sight Sciences’ Vice President of Finance and Corporate Controller, will serve as interim Chief Financial Officer. To facilitate an orderly transition, Mr. Selnick will provide CFO transition consulting services.

“From the outset when he helped facilitate and invested in Sight Sciences’ Series A financing in 2011, Jesse has shared my strong conviction in our mission and value proposition. This became even more evident when he joined as CFO in 2018,” said Paul Badawi, Founder and Chief Executive Officer of Sight Sciences. “His leadership has been instrumental in accomplishing the Company’s many transformative milestones over the past five years. We thank Jesse very much for his partnership and we wish him the best in his future endeavors. I also look forward to working more closely with Jim who, given his tenure at Sight Sciences and broad expertise across a variety of finance roles, is a natural fit to serve as CFO on an interim basis.”

“On behalf of the Board, I want to thank Jesse for his contributions helping Sight Sciences reach a position of tremendous operational and financial strength. The foundation that Jesse played an integral part in building will continue to support the Company’s innovation and growth over the years to come. And we are pleased to have Jim step in as the interim CFO leading the team he helped build and continues to manage,” added Staffan Encrantz, Chairman of the Sight Sciences Board of Directors.

Jim Rodberg has served as Sight Sciences’ Vice President of Finance and Corporate Controller since joining the Company in early 2021. Mr. Rodberg has 17 years of public accounting and company finance leadership experience at Deloitte, St. Jude Medical, Abbott Laboratories and nVent.

Board of Directors Update

Mack Hicks, a Series A investor in Sight Sciences and a Board member since 2011, has stepped down from the Sight Sciences Board of Directors. “I would like to thank Mack for his early identification of our market opportunity, belief in our vision, mission, and founding team, and his steadfast advice and support in the execution of our mission over each of the past 11 years on our board,” said Paul Badawi.

Financial Disclosure Advisory

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The select preliminary, unaudited results described in this press release are estimates only and are subject to revision until the Company reports its full financial and business results for the quarter and year ended December 31, 2022. These estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2022 and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for the year ended December 31, 2022.

About Sight Sciences

Sight Sciences is an eyecare technology company focused on developing and commercializing innovative solutions intended to transform care and improve patients’ lives. Using minimally invasive or non-invasive approaches to target the underlying causes of the world’s most prevalent eye diseases, Sight Sciences seeks to create more effective treatment paradigms that enhance patient care and supplant conventional outdated approaches. The Company’s OMNI® Surgical System is a minimally invasive glaucoma surgery (MIGS) device indicated to reduce intraocular pressure in adult patients with primary open-angle glaucoma (POAG), the world’s leading cause of irreversible blindness. The SION™ Surgical Instrument is a bladeless, manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. The Company’s TearCare® System is 510(k) cleared in the United States for the application of localized heat therapy in adult patients with evaporative dry eye disease due to meibomian gland dysfunction (MGD), enabling office-based clearance of gland obstructions by physicians to address the leading cause of dry eye disease.

For more information, visit www.sightsciences.com.

OMNI® and TearCare® are registered trademarks of Sight Sciences.

SION™ is a trademark of Sight Sciences.

© 2022 Sight Sciences. All rights reserved.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding the Company’s leadership transition, the Company’s ability to execute its strategic vision and drive long-term growth, the strength of the Company’s business and products, and the Company’s projected financial results, and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor contact:

Philip Taylor

Gilmartin Group

415.937.5406

Investor.Relations@Sightsciences.com